Exhibit 99

Slide Presentation of Greater Bay Bancorp as of June 30, 2005

Greater Bay Bancorp

Investor Presentation

Greater Bay Bancorp

Certain matters discussed in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements relate to the Company’s current expectations regarding future operating results, net interest margin, net loan charge-offs, asset quality, level of loan loss reserves, growth in loans and deposits and the strength of the local economy. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements. These risks and uncertainties include, but are not limited to: (1) the impact of changes in interest rates, a decline in economic conditions at the international, national and local levels and increased competition among financial service providers on the Company’s results of operations and the quality of the Company’s earning assets; (2) any difficulties that may be encountered in consolidating the bank subsidiaries and in realizing operating efficiencies; (3) government regulation, including developments related to the ongoing insurance industry-wide investigations into contingent commissions and override payments; and (4) the other risks set forth in the Company’s reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2004. Greater Bay does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.

Company Profile

As of June 30, 2005

Total Assets $7.2 billion

Core Deposits (1) $4.6 billion

Q2 Net Income $22.7 million

Q2 Diluted EPS $0.38

Common Shares Outstanding 50.8 million

Common Equity $668 million

Market Capitalization (2) $1.3 billion

Q2 ROA / ROE 1.29% / 13.68%

(1) Excludes brokered and wholesale institutional deposits (2) As of September 1, 2005

Investment Rationale

Largest independent banking franchise in Northern California operating in lucrative San Francisco Bay Area regional market.

Established track record as acquirer of choice. Proven record of organic growth and in-market expansion.

Diversified provider of financial services in four distinct business areas.

Mitigates geographic concentration of banking business and sector-specific earnings volatility. Reduces spread income dependence.

Investment Rationale

Strong financial fundamentals and sound credit metrics.

Experienced and proven executive management team.

Leading to long-term record of superior shareholder return.

An Exceptional Regional Market

Greater San Francisco Bay Area

Greater San Francisco Bay Area Profile

Recognized global leadership in technological innovation, advancement, and growth.

Unmatched concentration of venture capital funding and investment.

Entrepreneurial spirit and results-oriented ethic.

Highest levels of worker productivity and per capita income in the nation.

Highest level of workforce education in the nation.

Exceptionally strong international trade position.

A Regional Strategic Perspective

“The Bay Area has proven fairly resilient in the economic downturn. Several fundamental strengths remain in tact such as its highly skilled work force, global presence, and multi-faceted economy…(and) the Bay Area retains its core dynamism, and still has marked advantages over other comparable regions in the country.”

McKinsey & Company/Bay Area Council “Downturn and Recovery in Restoring Prosperity” Economic Profile January 2004

Diversified Financial Services Provider

Diversified Financial Services Provider

Greater Bay Bancorp

Regional Community Banking

Assets of $5.6 billion 12 distinct community bank brands 40 offices Relationship-based Centralized operations, international, and cash management support Regional in scope

Specialty Finance

Assets of $1.4 billion Commercial finance to health care businesses Small ticket leasing Factoring and asset based lending SBA lending National in scope

Insurance Brokerage

Annual premiums approaching $2 billion

2004 annual revenues in excess of $150 million* Offering P&C, D&O, employee benefits, risk management services No underwriting risk Western U.S. in scope

Wealth Management

Trust and private banking AUM in excess of $600 million Regional in scope

* Includes Lucini/Parish acquired May, 2005.

Regional Community Banking

Regional Community Banking Business

Operating 12 separate business dbas under single consolidated charter – 40 office locations throughout the Greater Bay Area.

Common data processing platform, credit policies and operating procedures – served and supported by single administrative staff.

Relationship focused:

Loans: Commercial ($500m-5mm), CRE ($1-10mm), and construction ($1-10mm) credit opportunities.

Deposits: Full suite of business and personal products. Local people in local markets making local decisions based upon local knowledge.

Greater Bay Community Banking – 1996

Greater Bay Community Banking - Today

Community Banking Group Profile

Community Banking Group

Peninsula/ San Mateo County

Mid-Peninsula Bank Peninsula Bank of Commerce Bay Area Bank

Santa Clara County

Cupertino National Bank San Jose National Bank Bank of Santa Clara

San Francisco/ Marin Counties

Golden Gate Bank Greater Bay Bank-Marin

Alameda County

Bay Bank of Commerce Greater Bay Bank-Fremont

Contra Costa County

Mt. Diablo National Bank Greater Bay Bank-Walnut Creek

Santa Cruz/ Monterey Counties

Coast Commercial Bank Greater Bay Bank-Carmel

Sonoma County

Bank of Petaluma

Total Loans: $3.2 billion Core Deposits: $4.6 billion

Note: Figures shown as of 06/30/05.

Client-Centric Banking Model

1 Locate and Diagnose

Business Development

2 Craft

3 Sell

4 Install

5 Service

Relationship Management

6 Link and Build

Client

Core Deposit(1) Balance

($ in Billions) $6 $4 $2 $0

2002 2003 2004 Q1 ‘05 Q2 ‘05 $4.43 $4.56 $4.81 $4.75 $4.55

(1) Core deposits exclude brokered and wholesale institutional deposits.

Specialty Finance

Specialty Finance Business

Collection of discrete businesses focused on acquisition and servicing/sale of value-based assets where execution, efficiency, standardization, and productivity are essential to optimizing profitability.

Transaction rather than relationship-based.

Relationships essentially limited to intermediaries who source the business (dealers, distributors, etc.).

Mandate to compete at high end of credit quality spectrum.

No deviation from target borrower – very disciplined.

Intense focus on perpetual growth of credit risk knowledge and on automation-based underwriting as core strategic elements.

Specialty Finance Group Profile

Specialty Finance Group

Matsco

Professional dental and veterinary term commercial financing National in scope

Greater Bay Capital

Small-ticket leasing National in scope

Greater Bay Funding

Factoring and asset-based lending West Coast in scope

SBA Lending

504 and 7(A) business sourced direct and via community banks Regional in scope

Residential Mortgage Lending

Start-up venture aimed at brokering or retaining high quality SFD REL Regional in scope

Total Assets: $1.4 billion

Note: Figures as of 06/30/05.

Loan Portfolio Composition *

Combined Community Banking and Specialty Finance

($ in Billions) $6 $5 $4 $3 $2 $1 $-

2001 2002 2003 2004 Q1 2005 Q2 2005 $4.51

14% 39% 16% 31% $4.81

11% 41% 15% 33% $4.55

10% 42% 12% 36% $4.49

2% 8% 44% 11% 36% $4.50

3% 7% 45% 11% 34% $4.73

7% 8% 46% 11% 29%

CRE Construction and Land Commercial/Matsco/GBC All Others/SNC Residential Mortgage

* Gross of Deferred Fees & Discounts

Commercial Real Estate Portfolio Composition – As of 6/30/05

By Type

Multifamily 3%

Self Storage 3%

Office 33%

Retail 18%

Industrial 13%

Other RE

10%

Hotel/Motel 7%

R&D 5%

1-4 SFR

4%

Warehouse 4%

By County

Sacramento 1%

Solano 1%

Santa Clara 35%

San Mateo 13%

Alameda 12%

San Francisco 8%

Contra Costa 6%

Santa Cruz 5%

Sonoma 5%

Other 7%

Marin 5%

Monterey 2%

Total - $1.6 Billion

Construction Loan Portfolio Composition – As of 6/30/05

By Type

Other 2%

1-4 SFR

46%

Multifamily 40%

Office 8%

Industrial 1%

Self Storage 1% Industrial

Retail 2%

By County

Sacramento 5%

Santa Clara 24%

San Mateo 17%

San Francisco 13%

Contra Costa 11%

Alameda 10%

Santa Cruz 10%

Sonoma 1%

San Bernadino 1%

Marin 2%

Placer 0%

Other 6%

Total - $415 Million

CRE Loan Outstandings by Vintage As of 6/30/05

($ in Millions) $500 $400 $300 $200 $100 $0

Pre 1999 2000 2001 2002 2003 2004 2005 1999 $238 $202 $153 $214 $340 $243 $195 $112

Total Outstandings = $1.6 billion

Bay Area Office Market Rental and Vacancy Trends

Rent Per SF

$6.00 $5.00 $4.00 $3.00 $2.00 $1.00 $0.00

1999 2000 2001 2002 2003 2004 Q1’05 Q2’05

25.0% 20.0% 15.0% 10.0% 5.0% 0.0%

Vacancy Rate

Avg Rent Vacancy

Source: BT Commercial

Commercial Insurance Brokerage

Commercial Insurance Services Business

Acquired ABD Insurance and Financial Services in March 2002 – a highly-respected provider of commercial insurance brokerage and risk management services. Largest brokerage firm headquartered on the West Coast and 15th largest in the nation.(1)

And 4th largest bank-owned firm in the country.

Diversified property and casualty (65%) and employee benefit (35%) revenue streams.

Key strengths in technology, biotech, wine, construction, and agribusiness industry sectors.

(1) Source: Business Insurance Magazine – July 18, 2005

Commercial Insurance Services Business

Strategic focus on disciplined expansion (via organic growth and acquisition) into key western regional markets.

To leverage existing lines of business expertise – and to develop enhanced “provider-of-choice” branding and pricing positions.

Highly successful expansion into Seattle is indicative of both capabilities and expectations.

Completed acquisition of Lucini / Parish, a highly regarded firm, in Nevada – May 1, 2005

Commercial Insurance Services Group

ABD Insurance and Financial Services

Bay Area

Sacramento

Additional Major Western Regional Markets

Los Angeles/ Southern CA

Seattle

2004 Premium Volume: $1.9 billion

2004 Commission / Fee Revenue: $130 million

Non-Interest Revenue Growth*

Non-Interest Income as % of Total Revenue

31.0% 13.3% 17.7% 36.5% 11.4% 25.1% 39.5% 11.7% 27.8% 43.1% 10.2% 32.9% 45.3% 12.6% 32.7%

2002 2003 2004 Q1 ‘05 Q2 ‘05

ABD

* As a result of the ABD acquisition in March 2002, the Company’s 2002 results included 10 months of insurance commissions and fees totaling $88.5 million.

Update on Contingent Commission Arrangements

Heightened concern industry-wide related to contingent commission arrangements resulting from New York AG allegation that certain firms engaged in improper activities.

A few states have requested data from insurance brokers including ABD.

Which is being fully provided by ABD. No actions have been brought against ABD.

Greater Bay engaged outside counsel to review ABD’s overall business practices in specific areas of concern.

No evidence found of improper marketing activities. No systemic compliance related issues identified.

Update on Contingent Commission Arrangements

Contingent commissions totaled approximately 10% of total ABD revenues in 2004.

Substantially all carriers continued contingent revenue payments in 2005.

Still an evolving area – future structural modifications are ultimately probable.

Heightened client disclosure standards in place.

Sound Credit Metrics

Net Charge-Offs by Loan Type

($ in millions) $60 $50 $40 $30 $20 $10 $0

Total Matsco SNC Other C&I CRE & Construction Consumer

2002 $54.8 $17.5 $13.8 $13.5 $9.5 $0.5

2003 $31.6 $9.6 $10.3 $5.6 $5.2 $0.9

2004 $17.7 $6.6 $3.0 $3.0 $4.6 $0.5

YTD 2005 $7.0 $1.9 $0.0 $1.3 $1.6 $2.2

Allowance and Charge-Off Levels



3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
% of Loans
'3/01 '6/01 '9/01 '12/01 '3/02 '6/02 '9/02 '12/02 '3/03 '6/03 '9/03 '12/03 '3/04 '6/04 '9/04 '12/04 '3/05 '6/05
Annualized Net Charge-Off Rate
GBBK Allowance as % of Loans
Peer Allowance as % of Loans

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Non-Performing Assets by Loan Type

($ in millions) $90 $80 $70 $60 $50 $40 $30 $20 $10 $0 $49.2 $42.2 $59.3 $44.3 $53.4 $88.6

3/31/04 6/30/04 9/30/04 12/31/04 3/31/05 6/30/05

CRE Const./Land Commercial Corp. Finance Matsco/GBC All Other

Strong Financial Indicators

Capital Strength

Capital Ratios

Regulatory Well-Capitalized Standard 2003 2004 Q2 2005

Tang.Equity/Tang. Assets (1) n/a 7.1% 7.7% 6.9%

Leverage Ratio 5.0% 10.0% 10.7% 10.3%

Tier 1 Risk-Based Capital 6.0% 12.9% 13.0% 12.0%

Total Risk-Based Capital 10.0% 14.1% 14.3% 13.2%

(1) Common equity plus preferred stock less intangible assets divided by tangible assets.

Net Interest Margin Levels

10% 8% 6% 4% 2%

8.50% 9.50% 5.00% 4.52% 4.20% 5.25% 5.75% 6.00% 5.29% 5.56% 4.86% 4.25% 4.00% 4.36% 4.45% 4.37%

12/99 12/00 12/01 12/02 12/03 12/04 03/05 06/05

GBBK’s Avg. Margin Prime Rate

Interest Rate Risk Profile

Greater Bay is nominally asset-sensitive.

Balance sheet actively managed to sustain asset sensitive position $2 billion of loans adjust with prime or other index movements.

Restrained upward deposit pricing. Wholesale financing duration extensions.

Investment portfolio continues to be managed for minimal credit and controlled extension risk.

Recent Developments

Charter consolidation process.

Completion remains on target for the second half of 2005. Minimal client impact – seamless transition to date. Adoption of common deposit product set to reduce funding costs and strengthen controls.

IRS Notice of Proposed Adjustment (NOPA).

Received in November 2004 – challenged deductibility of merger-related expenses of $34 million taken in 2000 and 2001.

No tax expense related to this matter currently required. Cooperative conversations continue with IRS, final resolution anticipated by year-end 2005.

Quality Management

# Experienced and Committed Management Team

| Officer | Name | Experience |
|---|---|---|
| Chief Executive Officer | Byron A. Scordelis | Wells Fargo, Bank of America, EurekaBank |
| Chief Financial Officer | James S. Westfall | Bank of America |
| Chief Risk Officer | Kenneth Shannon | Cal Fed, OTS |
| Human Resources | Peggy Hiraoka | Stanford University, Bank of America, EurekaBank |
| Community Banking | Colleen M. Anderson | Wells Fargo |
| Specialty Finance | Keith Wilton | Wells Fargo, ATT Capital |
| Insurance Brokerage | Frederick J. de Grosz | Co-Founder – ABD Insurance |

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Focus on the Future

Key Objectives

Restore and drive top-line revenue growth.

Quality loan and deposit growth in target product types and client profiles.

Acceleration of insurance and other fee revenue sources.

Redoubled focus on pricing disciplines.

Achieve and sustain increased cost efficiency.

Rationalize responsibilities and structures. Realize growth without added recurring cost.

Key Objectives

Pursue expansion of all existing business lines.

Be regarded as “best of breed” in all control endeavors.

Regulatory, compliance, accounting, SOX, and enterprise-wide risk management.

Portfolio concentration and credit quality. Interest-rate risk management.

Be an active force for positive change in the communities that we serve.

Outlook for 2005

Core loan growth – based on the current forecast of moderate economic growth in our primary market area, we anticipate core loan portfolio growth in the low to mid-single digits.

Core deposit growth – we anticipate core deposit growth in the low to mid-single digits, and intend to adjust our use of institutional time deposits and other non-relationship funding sources to meet funding needs not satisfied by core deposit and capital funding sources.

Credit quality – based on our continued aggressive credit risk management and the current economic outlook, we anticipate net charge-offs from 30 basis points to 40 basis points of average loans outstanding.

Net interest margin – based on structural balance sheet changes that occurred in the second quarter, and the Company’s interest rate sensitivity position, we expect the full year margin in the 4.25% to 4.35% range.

Focus on Shareholder Value

GBBK Share Price Performance

Cumulative Appreciation

900% 800% 700% 600% 500% 400% 300% 200% 100% 0%

11/27/1996 1997 1998 1999 2000 2001 2002 2003 2004 Q1 2005 Q2 2005

GBBK S&P Bank Index S&P 500 Nasdaq Bank Index

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